November 15, 2000

DEAR FELLOW SHAREHOLDERS:

The market experienced a dramatic rise from the August 1998 lows to the March 2000 highs, followed by a correction in April and May this year that brought technology investors back to earth. After the spring retreat, stocks rallied through the summer, only to correct again in the fall. Corrections are never fun -- in fact, they are downright painful. But it helps to keep things in perspective. After all the ups and downs so far this year, the Fund is up calendar year-to-date. In addition, the Fund has significantly outperformed the indexes. For the Fund's fiscal year-end at September 30, 2000, the performance of the Fund and the major indexes are listed below:

                                           Kopp Emerging         S&P           Dow          Russell
                                           Growth Fund(1)       500(2)       Jones(2)       2000(2)
                                           --------------       ------       --------       -------
1-Year Trailing Annualized
Rates of Return (09/30/99 -
09/30/00)                                     149.84%           13.28%        4.60%         23.39%

3-Year Trailing Annualized
Rates of Return (10/01/97 -
09/30/00)                                     43.71%            16.43%       12.09%         5.96%

Trailing Annualized Rates of Return
Since Inception (10/01/97 -
09/30/00)                                     43.71%            16.43%       12.09%         5.96%

----------------------------------------------------
(1) Performance shown is for Class A shares and includes the maximum 3.5% sales charge. Returns in calendar 1999 were achieved during a period favorable for technology stocks, which may not be repeated. Performance reflects expense subsidies and waivers, without which the results would have been slightly lower. Performance also reflects Advisor fee waiver recovery, without which the results would have been slightly higher. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. For an update on the Fund's performance, in view of significant market volatility, please call us at 1-888-533-KOPP.
    Please remember that small-cap investing carries more risk than investing in larger, more well-established companies because small companies have a higher risk of failure, experience greater price volatility, have more limited financial resources, and trade in lower volumes. As a result, the value of this investment will fluctuate more dramatically than an investment in a mutual fund that invests mostly in larger companies. This is a non-diversified fund and may invest a greater share of its assets in a particular company or companies.

(2) The S&P 500 Index is a commonly used measure of U.S. common stock total return performance. The Dow Jones Industrial Average is an index of 30 U.S. "blue-chip" stocks. The overall Russell Index represents the 3,000 largest U.S. companies based on total market cap -- representing 98% of the investable U.S. equity market. The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell Index, approximately 11% of the investable U.S. market. Indexes are not managed. It is not possible to invest directly in an index.

IN THE EARLY INNINGS

Technology stocks have been particularly volatile this year. In fact, over half of technology companies have experienced a single-day drop of at least 20% in the last twelve months. The Fund has had a significant stake in the technology sector since it opened three years ago. In the current unsettled environment, it is helpful to review the long-term reasons that we have invested in technology. The reasons that attracted us are still in place, plus they are expanding. We still believe that the benefits of technology spending, namely increased productivity and rapid payback on investment, remain and will ensure technology's status as one of the fastest growing areas in the economy. Consider the following items:

     S Donaldson, Lufkin & Jenrette compares today's technology companies to the capital goods and machinery companies of fifty years ago. Those companies put in place the infrastructure for the industrial economy - today's technology companies are putting in place the infrastructure for the information age. This implies that significant capital spending may still lie ahead.

     S Federal Reserve Board Chairman Alan Greenspan has commented that, at some point in the future, we may look back at these days and conclude that, "at the turn of the millennium, the American economy was experiencing a once-in-a-century acceleration in innovation, which propelled forward productivity, output, corporate profits, and stock prices at a pace not seen in generations, if ever."

     S Wit SoundView predicts that, eventually, statistics will stop measuring the household penetration of PCs and instead measure Internet access devices per capita - and, at some point, that statistic is likely to exceed 1.0. In other words, we may be accessing the Internet via our PC, our television, our videophone, etc. The securities firm draws a similarity to the proliferation of radios and cars. Whereas these new "luxuries" were once measured by the number of households who owned a radio or car, they now are measured by the number of radios or automobiles per household.

     S Consumers are adopting new technologies at a faster rate than ever before. Consider the rapid rate of penetration for the Internet -- no product before has achieved so much penetration so fast. The Internet achieved 26% penetration in seven years - it took the PC seventeen years to reach that level of ownership, the television 25 years, and the telephone 35 years. There is no indication that we as consumers are likely to slow down our need for, dare we say our "passion" for, technological innovations.

INVESTING IN THE INTERNET

Over the past three years, shareholders have often asked us why we weren't buying the hot Internet stocks that were moving up with no end in sight. Our response then was the same as it is now - we are investing in the Internet theme, but not in the obvious names. We are not downplaying the importance of the Internet - it is certainly the most defining economic development of the past decade. However, we saw problems with investing in the content providers and the service providers. We saw better opportunities in the companies building the infrastructure necessary for the Internet to function. Content and service don't do anyone any good unless the infrastructure is in place. Therefore, our Internet investments have been focused on the equipment companies, the networking companies, and the software companies that play into the Internet.

There is no question that a lot of people made a lot of money on the pure Internet stocks.(3) However, many Internet stocks came crashing down from their March highs as suddenly the "dot-com" designation had negative connotations. We believe that our avoidance of "Internet stocks" has been one of the reasons for our relative out-performance so far in 2000. We may have given up a few percentage points in 1999, but have held up far better in 2000.

BEYOND TECHNOLOGY

While much of this letter has focused on the technology sector, the Fund has always had stocks in the health care area. The health care stocks in which the Fund invests fall into three broad categories. First, the Fund has exposure to the medical device area. Small companies develop many of the technological advances in devices, so this is a natural fit with our small-to-mid-cap investment style. Often these companies never grow to be large-cap companies, however, because they are bought by larger players. Second, we believe point-of-care diagnostics companies offer attractive growth as a result of their products' implications for quality of care (important to the patient) and cost of care (important to the provider). Third, companies that provide products or instruments that help to improve the efficiency of the drug discovery process may offer exciting growth potential. It is this third area -- drug discovery -- where we have expanded our focus. We see parallels between our successful technology theme of investing in the "enablers" of the communications revolution (the communication infrastructure companies) rather than investing in the service providers themselves. In a sense, we have invested in the arms merchants rather than the combatants in the revolution. In the Fund, we are applying this same theme to the biotechnology revolution and investing in the "enablers" of the therapeutic process rather than the front-line biotechnology therapeutic companies or pharmaceutical companies which are dependent on the success or failure of one particular therapeutic compound.

IN THE END

The issues that caused investors to be nervous earlier this year were closely tied to inflation fears. The recent nervousness has been blamed on a slowing economy, concerns about third-quarter earnings, higher oil prices and weakness in the euro currency. These are all very legitimate concerns, but there will always be something to worry about. It is important to differentiate between the short-term, more cyclical factors and the long-term secular trends that we believe are still in place. We remain optimistic about the long-term potential for investments in the technology and health care sectors. Thank you for investing with us.

Sincerely,

/s/ L.C. Kopp
LEE KOPP
President

----------------------------------------------------
(3) From the September 1998 low to the March 2000 high, the Morgan Stanley Dean Witter Internet Index was up 700%, far outpacing the NASDAQ's 224% advance. According to USA Today, the average Internet stock is off over 70%, with many off 90% or more.

                                TOP ten HOLDINGS
------------------------------------------------------

 1.  SDL, INC. (SDLI)
 2.  RATIONAL SOFTWARE CORPORATION (RATL)
 3.  MACROVISION CORPORATION (MVSN)
 4.  ADC TELECOMMUNICATIONS, INC. (ADCT)
 5.  ZYGO CORPORATION (ZIGO)
 6.  MMC NETWORKS, INC. (MMCN)
 7.  DMC STRATEX NETWORKS, INC. (STXN)
 8.  VITESSE SEMICONDUCTOR CORPORATION (VTSS)
 9.  TECHNE CORPORATION (TECH)
10.  PMC-SIERRA, INC. (PMCS)

                               TOP ten INDUSTRIES
------------------------------------------------------
[PIE CHART]

                         LASER-
                         BASED
                       COMPONENTS   APPLICATION
                           &        DEVELOPMENT                   TELECOMMUNICATION   INFORMATION
                       SUBSYSTEMS      TOOLS      SEMICONDUCTOR       EQUIPMENT        SECURITY     NETWORKING
                       ----------   -----------   -------------   -----------------   -----------   ----------
Top ten Industries        14.7%        11.2%          8.9%              8.0%             7.2%          6.9%


                                                                                                 OTHER
                               RESEARCH                        SOFTWARE          MACHINE         COMMON      CASH &
                       REAGENTS/INSTRUMENTATION   WIRELESS   APPLICATIONS   VISION/INSPECTION    STOCKS    EQUIVALENTS
                       ------------------------   --------   ------------   -----------------    ------    -----------
Top ten Industries               6.6%               5.1%         4.9%             4.2%           18.6%        3.7%

Percentages represent market value as a percentage of total investments.

--------------------------------------------------------------------------------

        It should not be assumed that our stock selections or investment philosophy will be profitable or will equal past performance.
        Small-cap stocks involve greater risks and volatility than those of larger, more established companies. Potential for profit involves possibility of loss. The President's letter is for general information only and is not intended to provide specific advice or stock recommendations to any individual. Future
        investment decisions and commentary may be made under different economic, market, and industry conditions from those existing at the time these comments were prepared.

         This report and the financial statements contained herein are submitted for the general information of the shareholders of the
            Fund. This report is not authorized for distribution to
        prospective investors in the Fund unless preceded or accompanied by a prospectus. For more information on the Kopp Emerging Growth
        Fund, including charges and expenses, call 1-888-533-KOPP for a free prospectus. Read it carefully before you invest or send money.

       The opinions in this letter are those of Kopp Investment Advisors, are subject to change without notice, and may not come to pass.
       The Fund should be used in a program of diversified investing and not as a complete investment program.

$10,000 INITIAL INVESTMENT MADE 10/01/97 THROUGH 09/30/00
[LINE GRAPH]

                                       KOPP EMERGING         KOPP EMERGING         KOPP EMERGING         KOPP EMERGING
                                    GROWTH FUND - CLASS   GROWTH FUND - CLASS   GROWTH FUND - CLASS   GROWTH FUND - CLASS
                                        A (NO LOAD)            A (LOAD)             C (NO LOAD)                I
                                    -------------------   -------------------   -------------------   -------------------
10/01/1997                                10000.00               9650.00                                    10000.00
12/31/1997                                 8030.00               7749.00                                     8040.00
03/31/1998                                 8400.00               8106.00                                     8430.00
06/30/1998                                 7640.00               7373.00                                     7670.00
09/30/1998                                 5810.00               5607.00                                     5840.00
12/31/1998                                 8050.00               7770.00              10000.00               8100.00
03/31/1999                                 8550.00               8252.00              10569.00               8610.00
06/30/1999                                10950.00              10569.00              13511.00              11040.00
09/30/1999                                11889.00              11476.00              14649.00              12001.00
12/31/1999                                19978.00              19284.00              24588.00              20182.00
03/31/2000                                28437.00              27448.00              34948.00              28753.00
06/30/2000                                30698.00              29631.00              37656.00              31062.00
09/30/2000                                30778.00              29708.00              37694.00              31170.00


                                    RUSSELL 2000 INDEX
                                    ------------------
10/01/1997                               10000.00
12/31/1997                                9665.00
03/31/1998                               10637.00
06/30/1998                               10142.00
09/30/1998                                8098.00
12/31/1998                                9419.00
03/31/1999                                8908.00
06/30/1999                               10294.00
09/30/1999                                9643.00
12/31/1999                               11421.00
03/31/2000                               12230.00
06/30/2000                               11767.00
09/30/2000                               11898.00

                         AVERAGE ANNUAL RATE OF RETURN*
                    FOR THE PERIOD ENDED SEPTEMBER 30, 2000

                                                                          SINCE
                                                              1 YEAR    INCEPTION*
                                                              -------   ----------
Kopp Emerging Growth Fund -- Class A (load)                   149.84%     43.71%
Kopp Emerging Growth Fund -- Class A (no load)                158.87%     45.41%
Kopp Emerging Growth Fund -- Class C (no load)                157.30%    127.23%
Kopp Emerging Growth Fund -- Class C (load)                   156.30%    127.23%
Kopp Emerging Growth Fund -- Class I                          159.75%     46.03%
Russell 2000 Index                                             23.39%      5.96%

* Class A and Class I, October 1, 1997; Class C, February 19, 1999.

This chart assumes an initial gross investment of $10,000 made on October 1, 1997 (commencement of operations). Returns shown include the reinvestment of dividends. For Class A Shares, a maximum 3.50% sales load is in effect. For Class C Shares, a maximum contingent deferred sales charge of 1.00% is in effect for redemptions less than one year from the purchase date. Class A Shares are sold with a 0.35% 12b-1 fee. Class C Shares are sold with a 1.00% 12b-1 fee. Performance reflects expense reimbursements, fee waivers and Advisor fee waiver recovery. Absent expense reimbursements and fee waivers, total returns would be reduced. Absent Advisor fee waiver recovery, total returns would be increased. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Russell 2000 Index -- A stock market index comprising the 2,000 smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000 Index. The Russell 2000 Index represents approximately 11% of the U.S. publicly traded equity market. The Russell 3000 Index comprises the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. equity market.

KOPP EMERGING GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000

-------------------------------------------------------
ASSETS
Investments in securities, at value:
  Investments in securities of
    unaffiliated issuers (cost
    $545,039,256)                        $1,320,097,943
  Investments in securities of
    affiliated issuers (cost
    $111,291,728)                           131,149,375
-------------------------------------------------------
Total investments in securities
  (cost $656,330,984)                     1,451,247,318
Receivable from capital shares sold           4,650,718
Income receivable                               272,097
Deferred organization expenses, net
  of accumulated amortization                    38,748
Prepaid expenses                                 86,153
-------------------------------------------------------
Total Assets                              1,456,295,034
-------------------------------------------------------
LIABILITIES
Payable for securities purchased              3,278,437
Payable for capital shares redeemed           4,175,618
Payable to bank                                  11,292
Payable to Investment Advisor                 1,238,965
Payable for service fees                        582,438
Payable for distribution fees                   263,445
Payable to Affiliated Distributor               232,568
Accrued other expenses                          530,821
-------------------------------------------------------
Total Liabilities                            10,313,584
-------------------------------------------------------
NET ASSETS                               $1,445,981,450
-------------------------------------------------------
-------------------------------------------------------
NET ASSETS CONSIST OF
Capital stock                            $      469,120
Paid-in-capital in excess of par            552,243,854
Accumulated net realized gain on
  securities                                 98,352,142
Unrealized net appreciation on
  securities                                794,916,334
-------------------------------------------------------
Total Net Assets                         $1,445,981,450
-------------------------------------------------------
CLASS A
Net Assets                               $1,201,523,828
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                39,037,385
Net asset value and redemption price
  per share                              $        30.78
-------------------------------------------------------
Maximum offering price per share
  (note 1)                               $        31.90
-------------------------------------------------------
CLASS C
Net Assets                               $   44,110,994
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                 1,446,821
Net asset value and offering
  price per share (note 1)               $        30.49
-------------------------------------------------------
CLASS I
Net Assets                               $  200,346,628
Shares authorized ($0.01 par value)       3,000,000,000
Shares issued and outstanding                 6,427,793
Net asset value, redemption price and
  offering price per share               $        31.17
-------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
STATEMENT OF OPERATIONS
For the year ended September 30, 2000


-------------------------------------------------------
INVESTMENT INCOME
Interest                                   $  1,307,088
Dividends                                        53,000
-------------------------------------------------------
Total investment income                       1,360,088
-------------------------------------------------------
EXPENSES
Investment advisory fee                      10,430,361
Service fees -- Class A                       2,222,081
Service fees -- Class C                          43,741
12b-1 fees -- Class A                           888,832
12b-1 fees -- Class C                           131,224
Transfer agent fees and expenses                593,788
Fund administration fees                        524,680
Custody fees                                    226,842
Fund accounting fees                            167,882
Federal and state registration fees              98,772
Reports to shareholders                          49,958
Professional fees                                43,178
Directors' fees and expenses                     29,996
Amortization of deferred organization
  expenses                                       19,431
Other expenses                                   44,158
-------------------------------------------------------
Expenses before recovery                     15,514,924
Plus: Advisor fee waiver recovery, net        1,594,775
-------------------------------------------------------
Total expenses                               17,109,699
-------------------------------------------------------
NET INVESTMENT LOSS                         (15,749,611)
-------------------------------------------------------
REALIZED AND UNREALIZED GAIN
Net realized gain on investment
  transactions:
  Net realized gain on investment
    transactions of unaffiliated
    issuers                                 111,201,670
  Net realized gain on investment
    transactions of affiliated issuers        2,784,499
Change in unrealized appreciation on
  investments                               677,728,474
-------------------------------------------------------
Net gain on investments                     791,714,643
-------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                          $775,965,032
-------------------------------------------------------

KOPP EMERGING GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                            Year Ended           Year Ended
                        September 30, 2000   September 30, 1999

---------------------------------------------------------------
OPERATIONS
Net investment loss       $  (15,749,611)      $  (5,130,171)
Net realized gain on
  investments                113,986,169          11,715,286
Change in unrealized
  appreciation on
  investments                677,728,474         244,501,309
---------------------------------------------------------------
Net increase in net
  assets resulting
  from operations            775,965,032         251,086,424
---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
  Class A:
    Proceeds from
      shares sold            424,722,780         102,526,599
    Cost of shares
      redeemed              (290,148,800)       (134,797,837)
  Class C:
    Proceeds from
      shares sold             37,093,587           1,633,971
    Cost of shares
      redeemed                (2,737,928)             (5,713)
  Class I:
    Proceeds from
      shares sold             62,842,847           6,747,721
    Cost of shares
      redeemed               (32,929,972)           (127,518)
---------------------------------------------------------------
  Net increase
    (decrease)
    resulting from
    capital share
    transactions             198,842,514         (24,022,777)
---------------------------------------------------------------
TOTAL INCREASE IN NET
  ASSETS                     974,807,546         227,063,647
---------------------------------------------------------------
NET ASSETS
Beginning of year            471,173,904         244,110,257
---------------------------------------------------------------
End of year               $1,445,981,450       $ 471,173,904
---------------------------------------------------------------

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
FINANCIAL HIGHLIGHTS

                                              Year Ended            Year Ended            Year Ended            Year Ended
                                            Sept. 30, 2000        Sept. 30, 1999        Sept. 30, 1998        Sept. 30, 2000
                                            --------------        --------------        --------------        --------------
                                               Class A               Class A               Class A               Class I

----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period              $11.89               $ 5.81                $10.00                $12.00

----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                (0.38)(2)            (0.14)(3)             (0.09)(3)             (0.30)(2)
Net realized and unrealized gain
 (loss) on investments                             19.27                 6.22                 (4.10)                19.47
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   18.89                 6.08                 (4.19)                19.17
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $30.78               $11.89                 $5.81                $31.17

----------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000's)             $1,201,524             $404,630              $216,533              $200,347
Ratio of expenses to average net
 assets                                             1.68%(4)(9)          1.50%(4)              1.50%(4)              1.33%(4)(9)
Ratio of net investment loss to
 average net assets                                (1.55)%(6)(9)        (1.44)%(6)            (1.30)%(6)            (1.20)%(6)(9)
Portfolio turnover rate(10)                         21.9%                41.3%                 19.7%                 21.9%
Total return(11)                                  158.87%              104.65%               (41.90)%              159.75%

----------------------------------------------------------------------------------------------------------------------------

                                                                                            February 19, 1999(1)
                                        Year Ended        Year Ended        Year Ended            through
                                      Sept. 30, 1999    Sept. 30, 1998    Sept 30, 2000        Sept. 30, 1999
                                      --------------    --------------    -------------     --------------------
                                         Class I           Class I           Class C              Class C
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period      $ 5.84            $10.00            $11.85               $ 8.09
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                        (0.09)(3)         (0.06)(3)         (0.60)(2)            (0.07)(3)
Net realized and unrealized gain
 (loss) on investments                      6.25             (4.10)            19.24                 3.83
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations            6.16             (4.16)            18.64                 3.76
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $12.00             $5.84            $30.49               $11.85
----------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
Net assets, end of period (000's)        $64,653           $27,577           $44,111               $1,891
Ratio of expenses to average net
 assets                                     1.15%(4)          1.15%(4)          2.33%(9)             2.15%(5)(8)
Ratio of net investment loss to
 average net assets                        (1.09)%(6)        (0.95)%(6)        (2.20)%(9)           (2.09)%(7)(8)
Portfolio turnover rate(10)                 41.3%             19.7%             21.9%                41.3%
Total return(11)                          105.48%           (41.60)%          157.30%               46.48%(12)
----------------------------------------------------------------------------------------------------------------------------

 (1) Commencement of operations for Class C.
 (2) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
 (3) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book and tax differences.
 (4) Absent voluntary fee waivers for the years ended September 30, 2000, 1999 and 1998, respectively, the ratio of expenses to average net assets would have been 1.69%, 1.79% and 1.96% for Class A and 1.34%, 1.40%, and 1.65%
     for Class I. Included in these fee waivers, for the years ended September 30, 2000, 1999 and 1998, respectively, were 12b-1 fee waivers of 0.01%, 0.09% and 0.15% for Class A and 0.01%, 0.05%, and 0.19% for Class I.
 (5) Absent voluntary fee waivers for the period February 19, 1999 through September 30, 1999, the annualized ratio of expenses to average net assets would have been 2.31% for Class C. No 12b-1 fee waivers are included in these fee waivers since Class C had already incurred its maximum 12b-1 and shareholder servicing fees.
 (6) Absent voluntary fee waivers for the years ended September 30, 2000, 1999 and 1998, respectively, the ratio of net investment loss to average net assets would have been (1.56)%, (1.73)% and (1.76)% for Class A and (1.21)%, (1.34)% and (1.45)% for Class I.
 (7) Absent voluntary fee waivers for the period February 19, 1999 through September 30, 1999, the annualized ratio of net investment loss to average net assets would have been (2.25)% for Class C.
 (8) Annualized.
 (9) For the year ended September 30, 2000, the ratio includes Advisor fee waiver recovery (net) of 0.15% for Class A, Class I and Class C.
(10) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(11) Total return excludes sales charges.
(12) Not annualized.

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS
September 30, 2000

 Number of                                            Market
  Shares                                              Value

----------------------------------------------------------------
COMMON STOCK -- 96.7%
----------------------------------------------------------------
APPLICATION DEVELOPMENT TOOLS -- 11.2%
  2,340,000   Rational Software Corporation       $  162,337,500
----------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 0.3%
    400,000   Inter-Tel, Inc.*                         4,550,000
----------------------------------------------------------------
COMPUTERS/PERIPHERAL EQUIPMENT -- 0.2%
    200,000   S3, Inc.                                 2,062,500
----------------------------------------------------------------
DATA WAREHOUSING -- 0.6%
    200,000   Cognos, Inc.(f)                          8,150,000
----------------------------------------------------------------
DIAGNOSTICS -- 1.4%
    420,000   Biosite Diagnostics, Inc.               16,747,500
    400,000   Cholestech Corporation                   2,875,000
----------------------------------------------------------------
                                                      19,622,500
----------------------------------------------------------------
E-COMMERCE -- 0.4%
    200,000   ValueVision International, Inc.          5,025,000
----------------------------------------------------------------
ELECTRONIC COMPONENTS -- 0.9%
    450,000   Artesyn Technologies, Inc.              13,106,250
----------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 0.8%
    295,000   ANSYS, Inc.                              3,540,000
    440,000   Applied Microsystems
               Corporation(#)                          4,400,000
    310,000   Artisan Components, Inc.                 3,991,250
----------------------------------------------------------------
                                                      11,931,250

 Number of                                            Market
  Shares                                              Value
----------------------------------------------------------------
GENOMICS -- 2.5%
    220,000   CuraGen Corporation                 $   11,721,875
    600,000   Gene Logic, Inc.                        13,800,000
    285,000   Sangamo BioSciences, Inc.               11,043,750
----------------------------------------------------------------
                                                      36,565,625
----------------------------------------------------------------
INDUSTRIAL AUTOMATION -- 2.3%
    640,000   Adept Technology, Inc.(#)               33,640,000
----------------------------------------------------------------
INFORMATION SECURITY -- 7.3%
  2,750,000   Cylink Corporation(#)                   28,703,125
    275,000   Digimarc Corporation                     5,121,875
    880,000   Macrovision Corporation                 71,280,000
----------------------------------------------------------------
                                                     105,105,000
----------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES -- 0.7%
    260,000   eLoyalty Corporation                     3,315,000
    530,000   Lightbridge, Inc.                        6,161,250
    100,000   Norstan, Inc.                              300,000
    265,000   Technology Solutions Company               662,500
----------------------------------------------------------------
                                                      10,438,750
----------------------------------------------------------------
LASER-BASED COMPONENTS & SUBSYSTEMS -- 14.8%
    690,000   SDL, Inc.                              213,425,625
----------------------------------------------------------------
MACHINE VISION/INSPECTION -- 4.2%
    300,000   CyberOptics Corporation                  5,493,750
    640,000   Zygo Corporation                        55,680,000
----------------------------------------------------------------
                                                      61,173,750

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2000

 Number of                                            Market
  Shares                                              Value
----------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.3%
    200,000   ArthroCare Corporation              $    3,887,500
----------------------------------------------------------------
MEDICAL PRODUCTS -- 0.3%
    100,000   Zoll Medical Corporation                 4,875,000
----------------------------------------------------------------
NETWORKING -- 7.0%
     90,000   Cisco Systems, Inc.                      4,972,500
  1,000,000   Computer Network Technology
               Corporation                            34,375,000
    230,000   Concord Communications, Inc.             6,095,000
    287,500   Ezenia!, Inc.                              700,781
    600,000   Larscom Incorporated -- Class A(#)       5,700,000
    385,000   MMC Networks, Inc.                      48,702,500
----------------------------------------------------------------
                                                     100,545,781
----------------------------------------------------------------
ONCOLOGY -- 1.2%
    150,000   ImClone Systems Incorporated            17,559,375
----------------------------------------------------------------
ORTHOPEDICS -- 0.2%
    430,000   Interpore International, Inc.            3,225,000
----------------------------------------------------------------
RESEARCH REAGENTS/INSTRUMENTATION -- 6.6%
    400,000   Molecular Devices Corporation           39,300,000
    400,000   Techne Corporation                      44,800,000
    465,000   Ventana Medical Systems, Inc.           11,799,375
----------------------------------------------------------------
                                                      95,899,375
----------------------------------------------------------------
SEMICAP EQUIPMENT -- 2.2%
    260,000   Applied Science and Technology,
               Inc.                                    3,835,000
    150,000   Brooks Automation, Inc.                  4,968,750
    100,000   Trikon Technologies, Inc.                1,412,500
    200,000   Veeco Instruments Inc.                  21,253,125
----------------------------------------------------------------
                                                      31,469,375

 Number of                                            Market
  Shares                                              Value
----------------------------------------------------------------
SEMICONDUCTOR -- 8.9%
    700,000   ANADIGICS, Inc.                     $   15,487,500
    100,000   Conexant Systems, Inc.                   4,187,500
    200,000   EMCORE Corporation                       8,315,625
    200,000   PMC-Sierra, Inc.(f)                     43,050,000
    700,000   QuickLogic Corporation                  11,550,000
    520,000   Vitesse Semiconductor Corporation       46,247,500
----------------------------------------------------------------
                                                     128,838,125
----------------------------------------------------------------
SOFTWARE APPLICATIONS -- 4.9%
    180,000   Documentum, Inc.                        14,613,750
    475,000   Epicor Software Corporation              1,662,500
    400,000   HNC Software, Inc.                      32,725,000
    170,000   Hyperion Software Corporation            4,398,750
    375,000   PLATO Learning, Inc.                     7,728,516
    650,000   Project Software & Development,
               Inc.                                   10,105,469
----------------------------------------------------------------
                                                      71,233,985
----------------------------------------------------------------
SPECIALTY PHARMACEUTICALS -- 0.5%
    143,750   Galen Holdings PLC ADR(f)                6,935,938
----------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 8.0%
  2,400,000   ADC Telecommunications, Inc.            64,537,500
    400,000   Advanced Fibre Communications,
               Inc.                                   15,150,000
    510,000   Tekelec                                 16,766,250
    100,000   Tellabs, Inc.                            4,775,000
    170,000   Tut Systems, Inc.                       14,673,125
----------------------------------------------------------------
                                                     115,901,875

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
September 30, 2000

 Number of                                            Market
  Shares                                              Value
----------------------------------------------------------------
TEST AND MEASUREMENT -- 0.9%
    750,000   LeCroy Corporation(#)               $   13,218,750
----------------------------------------------------------------
THERAPEUTICS -- 2.4%
    700,000   Neose Technologies, Inc.(#)             33,862,500
----------------------------------------------------------------
VOICE PROCESSING  -- 0.6%
    800,000   AVT Corporation                          4,450,000
    475,000   Davox Corporation                        4,779,687
----------------------------------------------------------------
                                                       9,229,687
----------------------------------------------------------------
WIRELESS -- 5.1%
  3,000,000   DMC Stratex Networks, Inc.              48,187,500
    180,000   EMS Technologies, Inc.                   2,700,000
    670,000   Itron, Inc.                              4,103,750
    140,000   Proxim, Inc.                             6,230,000
    200,000   RF Monolithics, Inc.                     1,175,000
    750,000   Spectrian Corporation(#)                11,625,000
----------------------------------------------------------------
                                                      74,021,250
----------------------------------------------------------------
Total Common Stock (cost $602,920,932)             1,397,837,266

 Number of                                            Market
  Shares                                              Value
----------------------------------------------------------------
SHORT-TERM INVESTMENT -- 3.7%
----------------------------------------------------------------
INVESTMENT COMPANY -- 3.7%
 53,410,052   Firstar Institutional Money Market
               Fund (*)                           $   53,410,052
----------------------------------------------------------------
Total Short-Term Investment (cost $53,410,052)        53,410,052
----------------------------------------------------------------
Total Investments -- 100.4% (cost $656,330,984)    1,451,247,318
----------------------------------------------------------------
Liabilities, less Other Assets -- (0.4%)             (5,265,868)
----------------------------------------------------------------
NET ASSETS -- 100.0%                              $1,445,981,450
----------------------------------------------------------------

* Income producing security.

f Foreign security.

# Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer.

PLC -- Public Limited Company

ADR -- American Depository Receipt

                     See Notes to the Financial Statements.

KOPP EMERGING GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2000

1. ORGANIZATION

Kopp Funds, Inc. (the "Company") was incorporated on June 12, 1997, as a Minnesota corporation, and is registered as an open-end, investment management company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Kopp Emerging Growth Fund (the "Fund") is a non-diversified series of the Company. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks of companies that Kopp Investment Advisors, Inc. (the "Advisor") believes to have the potential for superior growth. The Company's registration statement was declared effective on September 16, 1997. The Fund commenced operations on October 1, 1997.

The costs incurred in connection with the organization, initial registration and public offering of shares aggregated $96,935. The Fund is amortizing these costs over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares by the original shareholder or any transferee will be reduced by a pro rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

The Fund has issued three classes of shares: Class A, Class C, and Class I. Each class of shares has identical rights and privileges except that each class bears its own expenses and exclusive voting rights on matters pertaining to the distribution plan for that class. Class A shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. The maximum sales charge on Class A shares is 3.50% of the offering price or 3.63% of the net asset value. The Class C shares are subject to a contingent deferred sales charge at the time of redemption, in accordance with the Fund's prospectus. The maximum sales charge is 1% for redemptions in the first year and 0% thereafter.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded; however, securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on a national securities exchange or NASDAQ, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Company or its delegate. The Board of Directors has approved the use of pricing services to assist the Fund in the determination of net asset value. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

FEDERAL INCOME TAXES

The Fund intends to qualify for treatment as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code, and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal tax provision is required.

INCOME AND EXPENSES

Net investment income (loss), other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FOREIGN SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

OTHER

Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds (specific identification). Dividend income is recognized on the ex-dividend date or as soon as this information is available to the Fund, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to more closely present capital balances on a tax basis. On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, a reclassification adjustment has been made to decrease accumulated net investment loss by $15,749,611, decrease accumulated net realized gain on securities by $15,529,023, and decrease paid-in-capital in excess of par by $220,588.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                              Class A               Class A
                             Year Ended            Year Ended
                         September 30, 2000    September 30, 1999
                         ------------------    ------------------
Shares sold                  16,867,114            11,629,693
Shares redeemed             (11,849,281)          (14,905,059)
-----------------------------------------------------------------
Net increase
  (decrease)                  5,017,833            (3,275,366)

                                                    Class C
                              Class C          February 19, 1999*
                             Year Ended             through
                         September 30, 2000    September 30, 1999
                         ------------------    ------------------
Shares sold                  1,388,531              159,988
Shares redeemed               (101,188)                (510)
-----------------------------------------------------------------
Net increase                 1,287,343              159,478

                              Class I               Class I
                             Year Ended            Year Ended
                         September 30, 2000    September 30, 1999
                         ------------------    ------------------
Shares sold                   2,232,921             681,046
Shares redeemed              (1,191,868)            (18,120)
-----------------------------------------------------------------
Net increase                  1,041,053             662,926

* Commencement of operations for Class C.

4. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended September 30, 2000, were $363,250,836 and $223,703,385, respectively. There were no purchases or sales of long-term U.S. government securities.

At September 30, 2000, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Appreciation                               $872,132,489
Depreciation                                (77,461,726)
----------------------------------------------------------
Net unrealized appreciation on
  investments                              $794,670,763

At September 30, 2000, the cost of investments for federal income tax purposes was $656,576,555.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Pursuant to its investment advisory agreement with the Fund, the Advisor is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 1.00% applied to the daily net assets of the Fund.

Through January 31, 2000, the Advisor had voluntarily agreed to waive its management fee to the extent necessary to ensure that (i) the total annual operating expenses for Class A shares would not exceed 1.50%, (ii) the total annual operating expenses for Class C shares would not exceed 2.15%, and (iii) the total annual operating expenses for Class I shares would not exceed 1.15%. Pursuant to this agreement, the Advisor waived management fees of $109,326. Effective January 31, 2000, the Advisor has voluntarily agreed to waive its management fee to the extent necessary to ensure that (i) the total annual operating expenses for Class A shares would not exceed 1.75%, (ii) the total annual operating expenses for Class C shares would not exceed 2.40%, and (iii) the total annual operating expenses for Class I shares would not exceed 1.40%. The Advisor may recover previously waived management fees. As of September 30, 2000, the Advisor had recovered all previously waived management fees in the amount of $1,704,101.

Firstar Mutual Fund Services, LLC, serves as accounting services agent, administrator, and transfer agent for the Fund. Firstar Bank, N.A. serves as custodian for the Fund.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to each class of shares pursuant to which certain distribution and shareholder servicing fees may be paid to Centennial Lakes Capital, Inc. (the "Distributor"). The Distributor is an affiliate of the Advisor. Under the terms of the Plan, each class of shares may be required to pay the Distributor (i) a distribution fee for the promotion and distribution of shares of up to 0.25% of the average daily net assets of the Fund attributable to Class A and Class I and up to 0.75% of the average daily net assets of the Fund attributable to Class C (computed on an annual basis) and (ii) a shareholder servicing fee for personal service provided to shareholders of up to 0.25% of the average daily net assets of the Fund attributable to all three classes (computed on an annual basis). Payments under the Plan with respect to Class A shares are currently limited to 0.35%, which represents a 0.10% distribution fee and a 0.25% shareholder servicing fee. Class C shares are currently incurring 1.00%, which represents a 0.75% distribution fee and a 0.25% shareholder servicing fee. The Distributor currently has no intention of charging any Rule 12b-1 fees in connection with the Class I shares. The Distributor is authorized to, in turn, pay all or a portion of these fees to any registered securities dealer, financial institution, or other person who renders assistance in distributing or promoting the sale of Fund shares, or who provides certain shareholder services to Fund shareholders, pursuant to a written agreement. To the extent such fee is not paid to such persons, the Distributor may use the fee for its own distribution expenses incurred in connection with the sale of Fund shares, or for any of its shareholder servicing expenses.

The Plan is a "reimbursement" plan, which means that the fees paid by the Fund under the Plan are intended to reimburse the Distributor for services rendered and commission fees borne up to the maximum allowable distribution and shareholder servicing fees. If the Distributor is due more money for its services rendered and commission fees borne than are immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward from period to period while the Plan is in effect until such time as it may be paid. As of September 30, 2000, there were $828,728 of unreimbursed distribution and shareholder servicing related expenses to be carried forward to future plan years. Distribution and shareholder servicing fees incurred by Class A shares for the year ended September 30, 2000 were $888,832 and $2,222,081, respectively (net of voluntary waiver). The distribution and shareholder servicing fees retained by the Distributor, related to Class A, for the year ended September 30, 2000 were $142,382 and $355,966, respectively. The Fund was advised that the Distributor advanced $354,800 of distribution and shareholder servicing fees related to Class C shares for the year ended September 30, 2000. Distribution and shareholder servicing fees incurred by Class C shares for the year ended September 30, 2000 were $131,224 and $43,741, respectively. The distribution and shareholder servicing fees retained by the Distributor, related to Class C, for the year ended September 30, 2000 were $131,191 and $43,730, respectively.

The Fund was advised that the Distributor retained front-end sales charges on Class A shares of $1,155,899 and contingent deferred sales charges on Class C shares of $30,245 for the year ended September 30, 2000.

6. OTHER AFFILIATES*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies as of September 30, 2000 amounted to $131,149,375 representing 9.07% of net assets. Transactions during the year ended September 30, 2000 in which the issuer was an "affiliated person" are as follows:

                                   Adept        Applied        Centigram                      Larscom
                                Technology,   Microsystems   Communications     Cylink      Incorporated     LeCroy
                                   Inc.       Corporation    Corporation**    Corporation     Class A      Corporation
                                -----------   ------------   --------------   -----------   ------------   -----------
September 30, 1999 Balance

 Shares                            637,000        430,000         335,000       1,238,498       240,000        732,000

 Cost                           $8,535,471     $2,850,837      $4,449,398     $ 8,715,977    $2,693,126    $19,430,478

Gross Additions

 Shares                             10,000         40,000              --       1,521,502       360,000         20,000

 Cost                           $   66,875     $  198,439      $       --     $21,587,682    $3,640,777    $   302,188

Gross Deductions

 Shares                              7,000         30,000         335,000          10,000            --          2,000

 Cost                           $  110,687     $  361,797      $4,449,398     $   196,563    $       --    $    85,750

September 30, 2000 Balance

 Shares                            640,000        440,000              --       2,750,000       600,000        750,000

 Cost                           $8,491,659     $2,687,479      $       --     $30,107,096    $6,333,903    $19,646,916
----------------------------------------------------------------------------------------------------------------------

Realized gain (loss)            $  (68,907)    $    3,816      $3,042,097     $   (59,067)   $        0    $   (55,001)
----------------------------------------------------------------------------------------------------------------------

Investment income               $        0     $        0      $        0     $         0    $        0    $         0
----------------------------------------------------------------------------------------------------------------------

                                    Neose
                                Technologies,    Spectrian        Zygo
                                    Inc.        Corporation   Corporation**      Total
                                -------------   -----------   -------------      -----
September 30, 1999 Balance

 Shares                                   --        700,000        500,000       4,812,498

 Cost                            $        --    $16,987,632    $ 7,384,932    $ 71,047,851

Gross Additions

 Shares                              700,000         52,500        140,000       2,844,002

 Cost                            $26,216,574    $   956,406    $ 4,063,189    $ 57,032,130

Gross Deductions

 Shares                                   --          2,500             --         386,500

 Cost                            $        --    $   135,937    $        --    $  5,340,132

September 30, 2000 Balance

 Shares                              700,000        750,000        640,000       7,270,000

 Cost                            $26,216,574    $17,808,101    $11,448,121    $122,739,849
------------------------------------------------------------------------------------------

Realized gain (loss)             $         0    $   (78,439)   $         0    $  2,784,499
------------------------------------------------------------------------------------------

Investment income                $         0    $         0    $         0    $          0
------------------------------------------------------------------------------------------

 * As a result of the Fund's beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the listing of these companies is an admission that the "affiliated persons" are affiliates of the Distributor, Advisor, Fund, Company, or any other client of the Advisor.

** Security that was affiliated during the year ended September 30, 2000, but not at September 30, 2000.

7. BANK BORROWING

The Fund has a $50,000,000 secured line of credit with Firstar Bank, N.A. The interest rate on any borrowings is the Bank's announced prime rate and borrowings would be for liquidity purposes. The Fund pays a commitment fee equal to the amount of the line at a rate of 0.12% per annum. During the year ended September 30, 2000, the Fund did not draw upon the line of credit.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Kopp Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Kopp Emerging Growth Fund (a portfolio within Kopp Funds, Inc.) as of September 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Kopp Emerging Growth Fund as of September 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Minneapolis, Minnesota
October 20, 2000

                    (This page is intentionally left blank.)

                    (This page is intentionally left blank.)

[KOPP LOGO]
(C)2000 Kopp Investment Advisors, Inc.

DIRECTORS

LeRoy C. Kopp
Robert L. Stehlik
Thomas R. Stuart

OFFICERS

LeRoy C. Kopp, Chief Executive Officer and President
John P. Flakne, Chief Financial Officer and Treasurer
Kathleen S. Tillotson, Executive Vice President and Secretary
Gregory S. Kulka, First Vice President

INVESTMENT ADVISER

KOPP INVESTMENT ADVISORS, INC.
7701 France Avenue South, Suite 500
Edina, MN 55435
                                                            EMERGING GROWTH FUND

ADMINISTRATOR AND TRANSFER AGENT                        ANNUAL REPORT 2000

FIRSTAR MUTUAL FUND SERVICES, LLC

For Overnight deliveries,    For regular mail deliveries,
use:                         use:
Kopp Funds, Inc.             Kopp Funds, Inc.
c/o Firstar Mutual Fund      c/o Firstar Mutual Fund
  Services, LLC              Services, LLC
Third Floor                  P.O. Box 701
615 E. Michigan Street       Milwaukee, WI 53201-0701
Milwaukee, WI 53202

CUSTODIAN

FIRSTAR BANK, N.A.
425 Walnut Street
Cincinnati, OH 45202

DISTRIBUTOR

CENTENNIAL LAKES CAPITAL, INC.
7701 France Avenue South, Suite 500
Edina, MN 55435

INDEPENDENT AUDITORS

KPMG LLP
4200 Norwest Center
90 South Seventh Street
Minneapolis, MN 55402

LEGAL COUNSEL

GODFREY & KAHN, S.C.
780 N. Water Street
Milwaukee, WI 53202

Kopp Funds is distributed by Centennial Lakes Capital, Inc., a member of the NASD and an affiliate of Kopp Investment Advisors, Inc. and the Fund.